UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 30, 2019

OncoCyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1010 Atlantic Avenue

Suite 102

Alameda, California 94501

(Address of principal executive offices)

(510) 775-0515

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Statements in this Report regarding plans, expectations or timing relating to OncoCyte’s acquisition of Razor Genomics Inc. (“Razor”) and related transactions described in this Report are forward-looking statements and these statements involve risks and uncertainties, including, without limitation, the ability of the parties to close the transaction in a timely manner or at all, the possibility that conditions to closing of the proposed transaction may not be satisfied, as well as risks inherent in the development and/or commercialization of the Razor’s lung cancer prognostic assay, uncertainty in the results of clinical trials, uncertainty as to the approval of Razor’s lung cancer prognostic assay for reimbursement by Medicare or private health insurers, the need and ability to obtain future capital needed to complete the acquisition and operation of OncoCyte and Razor, and maintenance of intellectual property rights. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in OncoCyte Corporation’s most recent Form 10-K and Forms 10-Q filed with the Securities and Exchange Commission (“SEC”) under the heading “Risk Factors” and other filings that OncoCyte may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, OncoCyte disclaims any intent or obligation to update these forward-looking statements.

References to “OncoCyte,” “we” or “us” are references to OncoCyte Corporation.

The information contained in Item 7.01 of this Report and Exhibit 99.1 shall be deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by OncoCyte under the Securities Act of 1933, as amended, or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Item 1.01 Entry into a Material Definitive Agreement.

Razor Genomics, Inc.

As reported in Item 2.01 of this Report, on September 30, 2019 we completed the purchase of 1,329,870 shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), of Razor Genomics, Inc. (“Razor”) pursuant to a Subscription and Stock Purchase Agreement (the “Purchase Agreement”), dated September 4, 2019, among ourselves, Encore Clinical, Inc. (“Encore”), and Razor. Pursuant to the Purchase Agreement, in connection with the consummation of the purchase of the Preferred Stock (the “Initial Closing”), we entered into Minority Holder Stock Purchase Agreements of like tenor (the “Minority Purchase Agreements”) with the shareholders of Razor other than Encore (the “Minority Shareholders”) for the future purchase of the shares of Razor common stock they own, and we entered into a Sublicense and Distribution Agreement with Razor and Encore (the “Sublicense Agreement”), a Development Agreement with Razor and Encore (the “Development Agreement”), a Consulting Agreement with Encore (the “Consulting Agreement”), and a Non-Competition and Non-Solicitation Agreement with Encore and its stockholders for the benefit of OncoCyte and Razor. We also entered into an amendment to a Laboratory Services Agreement (the “Laboratory Agreement”) between Encore and Razor pursuant to which we became a party to that agreement.

In connection with the execution of the Development Agreement, we paid Encore $1 million in cash as a milestone payment for the receipt of a preliminary positive coverage decision from the Centers for Medicare and Medicaid Services Molecular Diagnostic Services Program for Razor’s lung cancer prognostic assay (the “Razor Assay”). The Razor Assay is designed to enable the identification of lung cancer patients at high risk for recurrence so that they can be treated at a time when their cancer can still be responsive to chemotherapy. Under the terms of the Sublicense Agreement, we will have the right to commercialize the Razor Assay under the sublicensed patents.

The principal terms of the Purchase Agreement, the Minority Purchase Agreements, the Development Agreement, the Sublicense Agreement, and the Consulting Agreement are described in our Current Report on Form 8-K filed with the SEC on September 5, 2019 (the “Initial 8-K”), and those descriptions are incorporated into this Report by reference. The descriptions of those agreements are summaries only and are qualified in all respects by reference to the full text of the respective agreements, copies of which are filed as exhibits to this Report and are incorporated herein by reference.

Pursuant to the Laboratory Agreement, we will have the right to use Razor’s CLIA laboratory in Brisbane, California. We will pay Encore a quarterly fee for services related operating, maintaining, and operating the CLIA laboratory, including certain staffing. The Laboratory Agreement will expire on September 29, 2021, but we may extend the term for additional one year periods, or we may terminate the agreement at our option after we complete the purchase of the shares of Razor common stock from Razor stockholders pursuant to the Purchase Agreement and Minority Purchase Agreements. We also will have the right to terminate the Laboratory Agreement if there is an event or occurrence that adversely affects, in any material respect, the Razor Assay or its prospects or its ability to be commercialized, and it remains continuing and uncured. This description of the Laboratory Agreement is a summary only and is qualified in all respects by reference to the full text of the Laboratory Agreement, a copy of which is filed as an exhibit to this Report and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 30, 2019, we purchased 1,329,870 shares of Preferred Stock from Razor for which we paid Razor $10 million in cash. The principal terms of the Preferred Stock are described in the Initial 8-K, and that description in incorporated herein by reference.

Item 7.01 - Regulation FD Disclosure

On October 1, 2019, we issued the press release furnished as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

2.1	Subscription and Stock Purchase Agreement, dated September 4, 2019, among OncoCyte Corporation, Encore Clinical, Inc., and Razor Genomics Inc.†*

10.1	Form of Minority Holder Stock Purchase Agreement, between OncoCyte Corporation and the persons named therein.

10.2	Development Agreement, dated September 30, 2019, among OncoCyte Corporation, Encore Clinical, Inc., and Razor Genomics Inc.†*

10.3	Sublicense and Distribution Agreement, dated September 30, 2019, among OncoCyte Corporation, Encore Clinical, Inc., and Razor Genomics Inc.†*

10.4	Laboratory Services Agreement, dated August 15, 2015, as amended, among OncoCyte Corporation, Encore Clinical, Inc., and Razor Genomics Inc.†*

99.1	Press release dated October 1, 2019**

† Portions of this exhibit have been omitted because the omitted information is (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed

* Filed herewith

** Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: October 2, 2019	By:	/s/ Mitchell Levine
Mitchell Levine
Chief Financial Officer